SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2013
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Schedule showing the computation of basic and diluted earnings per share

The following shows the computation of basic and diluted earnings per share for the year ended December 31, 2013, 2012 and 2011 (dollars in thousands, except per share data):

	Year Ended December 31,
	2013	2012	2011

Net income	$5,937	$7,087	$2,218
Preferred stock dividends and accretion of discount	308	629	766
Net income available to common shareholders	$5,629	$6,458	$1,452

Weighted average shares outstanding	5,558,313	4,285,043	3,419,736
Effect of dilutive stock options, vesting of restricted stock units, and common stock warrants outstanding	91,745	—	80,468
Diluted weighted average shares outstanding	5,650,058	4,285,043	3,500,204
Income per common share:
Basic	$1.01	$1.51	$.42
Diluted	$1.00	$1.51	$.41